Prepaid Expenses	12 Months Ended
Dec. 31, 2019
Prepaid Expenses [Abstract]
Prepaid Expenses

4. PREPAID EXPENSES

Prepaid expenses consisted of the following at December 31, 2019 and 2018 (in thousands):

	2019	2018
Prepaid services	$221	$252
Prepaid bonds for German statutory costs	188	199
Prepaid insurance	62	19
Prepaid licenses, software tools and support	17	51
Other prepaid expenses	17	17
	$505	$538

In 2018, we recorded impairment charges of approximately $0.4 million related to prepaid licenses and production tooling as a result of the restructuring of our operations.  These charges are included in “Restructuring expenses” in the accompanying statements of comprehensive loss (see Note 15).